UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2016

XURA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Quannapowitt Parkway

Wakefield, MA

01880

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (781) 246-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Xura, Inc., a Delaware corporation (the “Company”), held its 2016 Annual Meeting of Stockholders on August 16, 2016 (the “Meeting”). A total of 21,295,050, or approximately 84.7% of the Company’s common stock issued and outstanding as of the record date of July 11, 2016, was represented at the Meeting in person or by proxy, which constituted a quorum. Each of the proposals listed below is described in detail in the Company’s proxy statement dated July 12, 2016, which was first mailed to the Company’s stockholders on or about July 14, 2016. A summary of the voting results for each of those proposals is set forth below:

(1)	The stockholders approved the Agreement and Plan of Merger, dated as of May 23, 2016, by and among Sierra Private Holdings II Ltd., a private limited company incorporated under the laws of England and Wales (“Parent”), Sierra Private Merger Sub Inc., a Delaware corporation (“Merger Sub”), and the Company, and thereby approved the transactions contemplated thereby, including the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation and as an indirect wholly-owned subsidiary of Parent. The voting results were as follows:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
16,575,324	3,274,603	40,039	1,405,084

(2)	The stockholders elected the following eight nominees to the Company’s board of directors until the effective time of the merger, or, if the merger is not completed, until the 2017 annual meeting of stockholders or until their respective successors have been duly elected and qualified. The voting results for each nominee were as follows:

Name of Nominee	Votes Cast For	Votes Withheld	Abstain	Broker Non-Votes
Susan D. Bowick	17,215,175	2,190,151	484,640	1,405,084
James Budge	17,171,786	2,233,540	484,640	1,405,084
Niccolo De Masi	17,286,578	2,118,789	484,599	1,405,084
Matthew A. Drapkin	17,213,717	2,191,771	484,478	1,405,084
Doron Inbar	17,240,904	2,162,773	486,289	1,405,084
Henry R. Nothhaft	17,215,584	2,189,773	484,609	1,405,084
Phillipe Tartavull	17,281,548	2,124,607	483,811	1,405,084
Mark C. Terrell	17,170,287	2,235,016	484,663	1,405,084

(3)	The stockholders ratified the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as independent public accountants for the Company for the fiscal year ending January 31, 2017. The voting results were as follows:

Votes Cast For	Votes Cast Against	Abstain
18,387,270	2,479,603	428,177

(4)	The stockholders approved the adjournment or postponement of the Meeting, if it would have been necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Agreement. The voting results were as follows:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
16,744,487	4,417,669	132,894	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XURA, INC.

Date: August 16, 2016	By:	/s/ Roy Luria
Roy Luria
Executive Vice President, General Counsel and Corporate Secretary

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